ALLMERICA INVESTMENT TRUST
PROSPECTUS SUPPLEMENT DATED JANUARY 4, 1996
(Supplement to Prospectus Dated May 1, 1995)


GROWTH FUND

On January 3, 1996, Morgan Stanley Group Inc. acquired Miller Anderson & Sherrerd, LLP (the "Sub-Adviser") in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of the Sub-Adviser. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of the Sub-Adviser.

In connection with this transaction, the Sub-Adviser entered into a new Sub-Adviser Agreement with Allmerica Investment Management Company, Inc., dated as of January 3, 1996, which Agreement was approved by the shareholders of the Growth Fund at a special meeting held on October 18, 1995. The Sub-Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Sub-Adviser will continue to provide investment advisory services to employee benefit plans, endowments, foundations, and other institutional investors, including registered investment companies.